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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

       Date of Report (Date of earliest event reported): December 10, 2002

                                 NCO GROUP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Pennsylvania                 0-21639                 23-2858652
-------------------------------    -----------------      ----------------------
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)

                               507 Prudential Rd.
                                Horsham, PA 19044
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (215) 441-3000
                                                           --------------





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Item 7.  Financial Statements and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

         Not Applicable.

         (b)   Pro Forma Financial Information.

         Not Applicable.

         (c)   Exhibits.


Number   Title
------   -----

99.1     Press Release of NCO Group, Inc. dated December 10, 2002.


Item 9.  Regulation FD Disclosure.

On December 10, 2002, NCO Group, Inc. ("NCO Group") issued a press release announcing its acquisition of all of the stock of The Revenue Maximization Group Inc. ("RevGro") for $15.9 million. A copy of this press release appears as
Exhibit 99.1 to this Report and is incorporated herein by reference.

Risks Associated with the RevGro Acquisition

         If NCO Group is unable to successfully integrate the RevGro business into its operations, it may not be able to realize expected operating efficiencies, eliminate redundant costs, or operate the business profitably. The integration of the RevGro business is subject to a number of risks, including risks that:

             o the acquisition could divert management's attention from the daily operations of NCO Group and otherwise require additional management, operational and financial resources

             o the conversion of the RevGro computer and operating systems into NCO Group's systems may take longer or cost more than expected;

             o NCO Group may be unable to retain clients or key employees of RevGro; and

             o RevGro might have additional liabilities that NCO Group did not anticipate at the time of the acquisition.

Forward Looking Statements

Statements included in this Current Report on Form 8-K, other than historical facts, are forward-looking statements, as such term is defined in federal securities laws and regulations, which are intended to be covered by the safe harbors created in those laws and regulations. Forward-looking statements include, among others, statements as to the expected results of the RevGro acquisition on NCO Group's earnings, NCO Group's ability to realize operating efficiencies in the integration of the acquisition, and statements as to the NCO Group's or management's beliefs, expectations and opinions. Forward-looking statements are subject to risks and uncertainties and may be affected by various factors that may cause actual results to differ materially from those in the forward-looking statements. In addition to the factors discussed in this report, risks, uncertainties and other factors, including, without limitation, the risk that NCO Group will be able to realize operating efficiencies in the integration of the RevGro acquisition, risks related to past and possible future terrorist attacks, risks related to the economy, risks relating to growth and future acquisitions, risks related to fluctuations in quarterly operating results, and other risks detailed from time to time in NCO Group's filings with the Securities and Exchange Commission, including NCO Group's annual report on Form 10-K, filed on March 19, 2002, can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NCO Group, Inc.



                                           By: /s/ Steven L. Winokur
                                               ---------------------------------
                                               Executive Vice President, Finance
                                               and Chief Financial Officer

Date: December 13, 2002